Balance Sheets (Unaudited) (USD $)	Nov. 30, 2011	Aug. 31, 2011
Current assets:
Cash and cash equivalents	$ 10,960	$ 6,828
Prepaid expenses	1,333	6,059
Inventory	43,158	38,350
Deposits	2,995	2,000
Total current assets	58,446	53,237
TOTAL ASSETS	58,446	53,237
Current liabilities:
Accounts payable and accrued liabilities	10,312	1,554
Accounts payable to related parties	4,500	10,550
Loan from non related third party	15,000	15,000
Total current liabilities	29,812	27,104
Total liabilities	29,812	27,104
Preferred Stock
Common Stock	34,157	31,157
Additional paid-in capital	105,533	33,533
Stock subscription payable		37,500
(Deficit) accumulated during development stage	(111,056)	(76,057)
Total stockholders' equity	28,634	26,133
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 58,446	$ 53,237